UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2015

(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.

(Exact name of registrant as specified in charter)

Delaware	1-12879	06-0868496
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            (212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On April 23, 2015, Griffin Land & Nurseries, Inc. (“Griffin” or “Registrant”) issued a press release announcing that the landscape nursery company that leases the Quincy, Florida production nursery (the “Florida Farm”) previously used by Griffin’s wholly-owned subsidiary, Imperial Nurseries, Inc. (“Imperial”), has given notice to Imperial that it intends to exercise its option to purchase the Florida Farm pursuant to the Lease and Purchase Agreement.

A copy of Griffin’s April 23, 2015 press release announcing the tenant’s exercise of its option to purchase the Florida Farm is attached as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits

Exhibit 99.1:	Registrant’s April 23, 2015 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer and
Secretary

Dated: April 23, 2015